Revenue from services (Tables)	12 Months Ended
Dec. 31, 2022
Revenue From Services [Abstract]
Summary of revenue from services

	2022	2021	2020
Revenue from management fees	223,485	144,654	112,870
Revenue from incentive fees	6,070	4,915	3,450
Revenue from performance fees (a)	30,350	89,295	—
Fund fees	259,905	238,864	116,320
Revenue from advisory and other ancillary fees	4,156	731	2,491
Total gross revenue from services	264,061	239,595	118,811
Taxes on revenue - management fees and other	(3,957)	(3,910)	(3,794)
Taxes on revenue - performance fees	(1,227)	(170)	—
Taxes on revenue	(5,184)	(4,080)	(3,794)
Revenue from services	258,877	235,515	115,017
The following is the breakdown of revenue by region (b):
Brazil	40,165	25,725	28,452
British Virgin Islands	3,122	2,311	—
Cayman Islands	160,226	200,695	86,565
Chile	52,074	5,215	—
United States of America	3,290	1,569	—
Net revenue from services	258,877	235,515	115,017
(a)Performance fees are primarily generated when the return of the investment funds surpass the performance hurdle set out in the related charters. An amount of US$30.4 million is included under performance fees from Patria Infrastructure Fund III determined in accordance with above (2021: US$ 89.3 million from Private Equity Fund III).
(b)Disclosure of revenue by geographic location is based on the registered domicile of the manager receiving fees. The investment funds managed by the Group attract and retain many global investors that represent the Group’s portfolio of clients. None of the Group’s individual clients represents more than 10% of the total revenues for the presented years.